UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): July 27, 2010 (July 21, 2010)

Avis Budget Group, Inc.
(Exact name of registrant as specified in its charter)

Delaware	1-10308	06-0918165
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

6 Sylvan Way Parsippany, NJ	07054
(Address of Principal Executive Offices)	(Zip Code)

(973) 496-4700
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On July 27, 2010, the Company announced that its subsidiary, Avis Budget Car Rental, LLC has entered into the Third Amendment, dated as of July 21, 2010, to the Credit Agreement dated as of April 19, 2006, as amended by the First Amendment, dated as of December 23, 2008, and the Second Amendment, dated March 10, 2010, with JPMorgan Chase Bank, N.A., as Administrative Agent and the other lenders parties thereto (the “Third Amendment”).  The Third Amendment provides for certain changes to the Credit Agreement to support a potential offer by the Company for Dollar Thrifty Automotive Group, Inc., including a specific exception to the investment covenant to permit an acquisition of Dollar Thrifty; a revised definition of Consolidated EBITDA; and exceptions to permit first-lien and second-lien secured debt to finance any potential acquisition of Dollar Thrifty, subject to certain limitations.  The Third Amendment becomes effective solely upon the closing of a transaction with Dollar Thrifty, with the exception of certain provisions that became effective as of the date of signing.  Pursuant to the Third Amendment, certain other covenants, definitions and provisions of the Credit Agreement were also amended, as set forth in the Third Amendment, a copy of which is filed as Exhibit 10.1.

In connection with the Third Amendment, the Company's Avis Budget Rental Car Funding (AESOP) LLC subsidiary also received letter agreements approving the Third Amendment from certain noteholders, pursuant to the terms of the Series 2008-1 and Series 2009-3 Supplements, dated October 29, 2009 and November 5, 2009, respectively, to the Second Amended and Restated Base Indenture, dated as of June 3, 2004.  Copies of such approval letters have been filed as Exhibit 10.2 and Exhibit 10.3.

The foregoing summary does not purport to be complete and is qualified in its entirety by reference to the complete terms of the Third Amendment and the approval letters, copies of which are filed as Exhibit 10.1, Exhibit 10.2 and Exhibit 10.3 hereto, and which are incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

The following exhibits are filed as part of this report:

Exhibit No.	Description
10.1
Third Amendment, dated as of July 21, 2010, to the Credit Agreement dated as of April 19, 2006, as amended by the First Amendment dated as of December 23, 2008 and the Second Amendment dated March 10, 2010, among Avis Budget Holdings, LLC, Avis Budget Car Rental, LLC, the subsidiary borrowers from time to time parties thereto, the several lenders from time to time parties thereto, Bank of America, N.A., Credit Agricole Corporate & Investment Bank New York Branch (formerly known as Calyon) and Citicorp USA, Inc. as documentation agents, Wachovia Bank, National Association as co-documentation agent, Deutsche Bank Securities Inc. as syndication agent, JPMorgan Chase Bank, N.A., as administrative agent, and Citigroup Global Markets Inc., as arranger of the Amendment.

10.2
Approval Letter dated July 21, 2010 between Avis Budget Rental Car Funding (AESOP) LLC and certain noteholders listed as parties thereto, pursuant to the terms of the Series 2008-1 Supplement to the Amended and Restated Base Indenture.

10.3
Approval Letter dated July 21, 2010 between Avis Budget Rental Car Funding (AESOP) LLC and certain noteholders listed as parties thereto, pursuant to the terms of the Series 2009-3 Supplement to the Amended and Restated Base Indenture.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

AVIS BUDGET GROUP, INC.

By:	/s/ Jean M. Sera
Name:	Jean M. Sera
Title:	Senior Vice President and Secretary

Date: July 27, 2010

AVIS BUDGET GROUP, INC.
CURRENT REPORT ON FORM 8-K
Report Dated July 27, 2010 (July 21, 2010)

EXHIBIT INDEX

Exhibit No.	Description
10.1
Third Amendment, dated as of July 21, 2010, to the Credit Agreement dated as of April 19, 2006, as amended by the First Amendment dated as of December 23, 2008 and the Second Amendment dated March 10, 2010, among Avis Budget Holdings, LLC, Avis Budget Car Rental, LLC, the subsidiary borrowers from time to time parties thereto, the several lenders from time to time parties thereto, Bank of America, N.A., Credit Agricole Corporate & Investment Bank New York Branch (formerly known as Calyon) and Citicorp USA, Inc. as documentation agents, Wachovia Bank, National Association as co-documentation agent, Deutsche Bank Securities Inc. as syndication agent, JPMorgan Chase Bank, N.A., as administrative agent, and Citigroup Global Markets Inc., as arranger of the Amendment.

10.2
Approval Letter dated July 21, 2010 between Avis Budget Rental Car Funding (AESOP) LLC and certain noteholders listed as parties thereto, pursuant to the terms of the Series 2008-1 Supplement to the Amended and Restated Base Indenture.

10.3
Approval Letter dated July 21, 2010 between Avis Budget Rental Car Funding (AESOP) LLC and certain noteholders listed as parties thereto, pursuant to the terms of the Series 2009-3 Supplement to the Amended and Restated Base Indenture.